T WO HA RBORS IN V E ST ME NT C ORP. A Leading Residential Hybrid Mortgage REIT First Quarter 2019 Investor Presentation 1

Safe Harbor Statement FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2018, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to effectively execute and to realize the benefits of strategic transactions and initiatives we have pursued or may in the future pursue; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Two Harbors Investment Corp. Overview[1]

LEADING RESIDENTIAL HYBRID MORTGAGE REIT

$3.7 billion
market capitalization

$4.8 billion
total stockholders' equity

$27.2 billion
hybrid portfolio comprised of Rates and Credit strategies[2]

201%
total stockholder return since our inception[3]

6.5%
book value growth since our inception in 2009[4]

33%
lower book value volatility compared to mortgage REIT average since our inception[4]

KEY DIFFERENTIATING FACTORS

- ✓ Strategy of pairing MSR with Agency RMBS
- ✓ Utilize variety of instruments to hedge interest rate exposure

1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended March 31, 2019.
2) Assets in "Rates" include Agency RMBS, MSR and other interest rate sensitive assets. Assets in "Credit" include non-Agency securities and other credit sensitive assets.
3) Two Harbors' total stockholder return calculated for the period October 29, 2009 through March 31, 2019. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg.
4) Book value growth and volatility since our inception is measured from December 31, 2009 or the peer company's inception, whichever is later, through March 31, 2019. Two Harbors quarterly book values have been adjusted for each quarter from Q1 2013 forward to include $1.88 of stock distributions associated with the special dividend of Silver Bay Realty Trust ("Silver Bay") and, beginning in Q4 2017, $3.67 of stock distributions associated with the special dividend of Granite Point Mortgage Trust Inc. ("Granite Point") common stock. Peer mortgage REITs include AGNC, ANH, ARR, CIM, CMO, IVR, MFA and NLY. Peer book value figures are based on publicly reported data and have not been adjusted for the return of capital from dividends, if any, to peer stockholders during the same period. Book value volatility calculated by dividing the standard deviation of book values in the measured period by the average book value from the measured period. Source: Bloomberg.

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Substantial Total Stockholder Return Outperformance

- Outperformed peer group by over 50% since our inception
- Delivered total stockholder return of 201% during that time[(1)]
  - Bloomberg REIT Mortgage Index total stockholder return of 148% over the same period of time[(2)]



220.0%
190.0%
160.0%
130.0%
100.0%
70.0%
40.0%
10.0%
-20.0%
10/29/2009
10/29/2010
10/29/2011
10/29/2012
10/29/2013
10/29/2014
10/29/2015
10/29/2016
10/29/2017
10/29/2018
3/31/2019
201%
148%
TWO (1)
BBG REIT MTG Index (2)

1) Two Harbors' total stockholder return is calculated for the period October 29, 2009 through March 31, 2019. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg.
2) Bloomberg REIT Mortgage Index total stockholder return for the period October 29, 2009 through March 31, 2019. The Bloomberg REIT Mortgage Index tracks publicly traded REITs whose principal business consists of originating, servicing or investing in residential mortgage interests. The index uses a modified market capitalization weighted methodology, and components are reviewed quarterly for eligibility. Source: Bloomberg.

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Book Value Stability Since Inception(1) • We have grown our book value by 6.5% since our inception in 2009 • Peer average over same time period was (27.1%) • 33% lower book value volatility since inception compared to mortgage REIT average BOOK VALUE GROWTH BOOK VALUE OUTPERFORMANCE 6.5% 140% 120% 100% 80% 60% (27.1%) 40% 20% (72.0%) TWO Peer Average Co. A Co. B Co. C Co. D Co. E Co. F Co. G Co. H TWO Co. A Co. B Co.C Co. D Co. E Co. F Co. G Co. H 1) Book value growth, outperformance and volatility since our inception is measured from December 31, 2009 or the peer company’s inception, whichever is later, through March 31, 2019. Two Harbors quarterly book values have been adjusted for each quarter from Q1 2013 forward to include $1.88 of stock distributions associated with the special dividend of Silver Bay and, beginning in Q4 2017, $3.67 of stock distributions associated with the special dividend of Granite Point common stock. Peer mortgage REITs (companies A-H) include AGNC, ANH, ARR, CIM, CMO, IVR, MFA and NLY. Peer book value figures are based on publicly reported data and have not been adjusted for the return of capital from dividends, if any, to peer stockholders during the same period. Book value volatility calculated by dividing the standard deviation of book values in the measured period by the 5 average book value from the measured period. Source: Bloomberg

Market Landscape and Outlook EXPECT STABILITY IN RATES AND FLATTER CURVE TO PERSIST RATES MARKET • More balanced Fed outlook; market shift from expecting rate increases to projecting stable-to-lower rates • Agency spreads tightened modestly; higher coupon Agencies and specified pools outperformed • Outlook for continued rate stability and relatively flat curve • Robust transactional activity for MSR; continues to be driven by difficult origination margins and consolidation of originators CREDIT MARKET • Legacy non-Agency spreads retraced widening from fourth quarter • Strong tailwinds to housing; solid investor demand for residential credit exposure 6

Portfolio Composition and Quarterly Activity

PORTFOLIO COMPOSITION[1]

$27.2 BILLION PORTFOLIO AS OF MARCH 31, 2019


Non-Agency
$3.6b
MSR
$2.0b
Agency
$21.6b
Rates(2) $23.6b
Credit(3) $3.6b

30-year coupon breakdown
4.0%: $10.3b
4.5%: $9.0b
≥5%: $1.9b

Note: Additionally hold $10.2 billion net long TBA positions

CAPITAL ALLOCATION[4]

	March 31, 2018	December 31, 2018	March 31, 2019
Rates[2]	**69%**	**74%**	**77%**
Agency	50%	50%	58%
MSR	19%	24%	19%
Credit[3]	**31%**	**26%**	**23%**

PORTFOLIO ACTIVITY

- Deployed capital raised in the quarter to MSR and Agencies, both in pool and TBA form
- Expect TBA position to decrease in favor of Agency pools
- Added $16 billion UPB of new issue, conventional MSR, bringing total holdings to $174 billion UPB
- Sold $266 million of higher dollar priced legacy non-Agencies and bought $148 million of lower-dollar priced legacy non-Agencies

Note: reduction in capital allocation to MSR driven by quarterly decline in MSR market value

(1) For additional detail on the portfolio, see Appendix slides 11-15.
(2) Assets in "Rates" include Agency RMBS, MSR and other interest rate sensitive assets.
(3) Assets in "Credit" include non-Agency securities and other credit sensitive assets.
(4) Capital allocation percentages reflect management's assessment regarding the extent to which each asset class contributes to total portfolio risk. Does not represent funding allocation or balance sheet financing of such assets. Please refer to Appendix slide 16 for more information on financing.

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Risk Profile

HEDGING ACROSS THE CURVE

Common book value exposure to changes in rates[1]		Net interest income exposure to changes in rates[2]	
+25 basis points	(1.9%)	+25 basis points	2.3%
+50 basis points	(5.1%)	+50 basis points	4.7%
-50 basis points	—%	-50 basis points	(4.7%)
-25 basis points	(0.7%)	-25 basis points	(2.4%)

COMMON BOOK VALUE SENSITIVITY TO MORTGAGE SPREADS[3]

Mortgage spreads	Change in Agency RMBS and mortgage derivatives	Change in MSR	Total overall Rates strategy change
25 basis points increase	($203)	$120	**($83) / (2.2%)**
15 basis points increase	($117)	$72	**($45) / (1.2%)**
15 basis points decrease	$103	($79)	**$24 / 0.6%**
25 basis points decrease	$165	($132)	**$33 / 0.9%**

Note: The above scenario is provided for illustration purposes only and is not necessarily indicative of Two Harbors' financial condition and operating results, nor is it necessarily indicative of the financial condition or results of operations that may be expected for any future period or date.

(1) Represents estimated change in common book value for theoretical parallel shift in interest rates.

(2) Represents estimated percentage change in net interest income for theoretical parallel shifts in interest rates. Amounts include the effect of interest spread from our interest rate swaps and caps and float income from custodial accounts associated with our MSR, but do not reflect any potential changes to dollar roll income associated with our TBA positions, which are accounted for as derivative instruments in accordance with GAAP.

(3) Dollars in millions. The information presented in this table projects the potential impact on common book value of instantaneous changes in current coupon mortgage spreads. Spread sensitivity is based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

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Strategic Overview ATTRACTIVE SCALABLE INVESTMENT OPPORTUNITY IN PAIRING AGENCY RMBS WITH MSR RATES STRATEGY - Combination of Agency RMBS and MSR • Expect returns in mid-double digits for Agency RMBS paired with MSR • Believe the combination of these two assets results in a higher return with a lower risk quotient • Long runway to this strategy, due to robust transfer market for MSR CREDIT STRATEGY - Legacy non-Agency securities • Discounted legacy non-Agencies continue to benefit from residential tailwinds that support strong total returns • Baseline returns to lower priced bonds in high single digits; upside price appreciation can drive total returns in low-to-mid double digits • As deeply discounted legacy non-Agency securities realize their upside potential, expect to recycle capital into the best market opportunities available at the time 9

Appendix 10

Rates: Agency RMBS Metrics AGENCY PORTFOLIO YIELDS AND METRICS AGENCY PORTFOLIO COMPOSITION Hybrid ARMs and Realized Q4- At December Realized Q1- At March 31, IO & Inverse IO Other Portfolio Yield 2018 31, 2018 2019 2019 30-Year Fixed 1.1% 0.8% 5% & above Agency yield 3.3% 3.5% 3.6% 3.4% 8.8% Repo and FHLB costs (2.5%) (2.5%) (2.6%) (2.7%) Swap and cap income 0.3% 0.6% 0.5% 0.8% 30-Year Fixed 4.5% Net interest spread 1.1% 1.6% 1.5% 1.5% 41.6% Portfolio Metrics Q4-2018 Q1-2019 30-Year Fixed 4.0% Weighted average 3-month CPR(1) 6.8% 6.5% 47.7% Weighted average cost basis(2) $105.2 $104.9 AGENCY RMBS CPR(1) (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). 11 (2) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes.

Rates: Agency RMBS As of March 31, % Prepay Amortized Cost Weighted Average Weighted Average 2019 Par Value ($M) Market Value ($M) Protected(1) Basis ($M) Coupon Age (Months) 30-Year fixed 3.0-3.5% $3 $3 100.0% $3 3.0% 50 4.0% 9,911 10,305 87.3% 10,317 4.0% 21 4.5% 8,499 8,998 100.0% 8,907 4.5% 16 ≥ 5.0% 1,770 1,897 77.5% 1,873 5.1% 21 20,183 21,203 91.8% 21,100 4.3% 19 Other Agencies(2) 147 163 0.5% 164 6.3% 198 IOs and IIOs 3,468 239 (3) —% 267 2.6% 119 Total Agency holdings $23,798 $21,605 90.1% $21,531 Net TBA notional 10,168 Total $33,966 (1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $175K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores. (2) Includes 15-year fixed, Hybrid ARMs, CMO and DUS pools. (3) Represents market value of $167.0 million of IOs and $71.8 million of Agency Derivatives. 12

Rates: Mortgage Servicing Rights(1) As of December 31, 2018 As of March 31, 2019 Fair value ($M) $1,993.4 $2,014.4 Unpaid principal balance ($M) $163,102.3 $174,147.3 Weighted average coupon 4.1% 4.1 % Average original FICO score(2) 752 751 Average original LTV 75% 75% 60+ day delinquencies 0.3% 0.3 % Net servicing spread 25.9 basis points 26.1 basis points Vintage: Pre-2013 7.4% 6.7% 2013-2016 19.7% 18.5 % Post-2016 72.9% 74.8% (1) Excludes residential mortgage loans for which the company is the named servicing administrator. (2) FICO represents a mortgage industry accepted credit score of a borrower. 13

Credit: Non-Agency Securities Metrics NON-AGENCY PORTFOLIO YIELDS AND METRICS NON-AGENCY PORTFOLIO COMPOSITION Realized Q4- At December Realized Q1- At March 31, Portfolio Yield 2018 31, 2018 2019 2019 Non-Agency: Loan Type December 31, 2018 March 31, 2019 Non-Agency yield 7.7% 7.0% 6.7% 6.6% Sub-prime 73% 75% Repo and FHLB costs (3.7%) (3.7%) (3.7%) (3.7%) Option-ARM 10% 11% Swap and cap income 0.1% 0.1% —% 0.1% Net interest spread 4.1% 3.4% 3.0% 3.0% Prime 1% 1% NON-AGENCY CPR Alt-A 12% 13% Other 4% —% Portfolio Metrics Q4-2018 Q1-2019 Weighted average 3-month CPR 5.1% 4.9 % Weighted average cost basis(1) $62.4 $62.0 (1) Weighted average cost basis includes non-Agency principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting 14 purposes, total non-Agency securities excluding the company’s non-Agency interest-only portfolio would have been $58.95 at March 31, 2019 and $59.59 at December 31, 2018.

Credit: Non-Agency Securities

As of March 31, 2019	Senior Bonds	Mezzanine Bonds	Total P&I
Portfolio characteristics:			
Carrying value ($M)	$2,885.5	$576.1	3,461.6
% of non-Agency portfolio	83.4%	16.6%	100.0%
Average purchase price[1]	$61.46	$64.97	$62.04
Average coupon	3.3%	3.2%	3.3%
Weighted average market price[2]	$67.29	$78.95	$68.99
Collateral attributes:			
Average loan age (months)	150	159	152
Average loan size ($K)	$371	$434	$382
Average original Loan-to-Value	67.1%	65.1%	66.8%
Average original FICO[3]	608	600	607
Current performance:			
60+ day delinquencies	19.1%	17.1%	18.7%
Average credit enhancement[4]	4.2%	10.5%	5.3%
3-Month CPR[5]	4.7%	6.0%	4.9%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency securities, excluding our non-Agency interest-only portfolio, would have been $58.53, $61.41 and $58.95, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Financing

$ in millions

Outstanding Borrowings and Maturities[(1)]		Repurchase Agreements		FHLB Advances		Revolving Credit Facilities		Convertible Notes		Total Outstanding Borrowings	Percent (%)
Within 30 days	$	4,852.5	$	—	$	—	$	—	$	4,852.5	22.8%
30 to 59 days		3,996.9		312.5		—		—		4,309.4	20.3%
60 to 89 days		4,814.1		502.5		—		—		5,316.6	25.0%
90 to 119 days		2,790.7		—		—		—		2,790.7	13.1%
120 to 364 days		2,975.5		—		20.0		—		2,995.5	14.1%
One to three years		300.0		—		—		284.1		584.1	2.8%
Three to five years		—		—		355.3		—		355.3	1.7%
Five to ten years		—		—		—		—		—	—%
Ten years and over[(2)]		—		50.0		—		—		50.0	0.2%
	$	19,729.7	$	865.0	$	375.3	$	284.1	$	21,254.1	100.0%

Collateral Pledged for Borrowings[(3)]		Repurchase Agreements[(4)]		FHLB Advances		Revolving Credit Facilities[(4)]		Convertible Notes		Total Collateral Pledged	Percent (%)
Available-for-sale securities, at fair value	$	20,925.2	$	918.3	$	—		n/a	$	21,843.5	93.0%
Derivative assets, at fair value		71.7		—		—		n/a		71.7	0.3%
Mortgage servicing rights, at fair value		756.6		—		824.3		n/a		1,580.9	6.7%
	$	21,753.5	$	918.3	$	824.3		n/a	$	23,496.1	100.0%

(1) Weighted average of 4.0 months to maturity.
(2) Includes FHLB advances of $50 million with original maturities of 20 years.
(3) Excludes FHLB membership and activity stock totaling $38.7 million.
(4) Repurchase agreements and/or revolving credit facilities secured by MSR may be over-collateralized due to operational considerations.

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Interest Rate Swaps and Caps INTEREST RATE SWAPS Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity Years Payers 2019 $4.2 1.781% 2.716% 0.6 2020 3.6 1.806% 2.674% 1.6 2021 9.2 2.138% 2.683% 2.1 2022 2.5 2.002% 2.654% 3.5 2023 and after 8.4 2.533% 2.716% 6.7 $27.9 2.147% 2.694% 3.3 Average Fixed Receive Average Maturity Maturities Notional Amounts ($B) Average Pay Rate Rate (Years) Receivers 2020 $0.3 2.776% 2.258% 0.8 2021 2.5 2.755% 2.736% 2.0 2022 0.8 2.663% 2.975% 3.1 2023 and after 7.0 2.692% 2.728% 8.1 $10.6 2.707% 2.737% 6.1 INTEREST RATE CAPS Weighted Average Receive Weighted Average Maturity Swaps Maturities Notional Amount ($B) Weighted Average Cap Rate Rate (Years) 2019 $0.8 1.344% 2.786% 0.3 2020 1.7 1.250% 2.626% 1.0 $2.5 1.280% 2.677% 0.8 17

Interest Rate Swaptions Option Underlying Swap Average Average Cost Fair Value Months to Notional Average Pay Receive Average Swaption Expiration ($M) ($M) Expiration Amount ($M) Rate Rate Term (Years) Purchase Contracts: Payer <6 Months $2.1 $0.6 5.3 $700 3.09% 3M LIBOR 10.0 Total Payer $2.1 $0.6 5.3 $700 3.09% 3M LIBOR 10.0 Receiver <6 Months $8.6 $19.1 5.5 $4,500 3M LIBOR 2.03% 10.0 Receiver >6 Months 11.4 14.7 11.8 1,500 3M LIBOR 2.09% 10.0 Total Receiver $20.0 $33.8 7.9 $6,000 3M LIBOR 2.04% 10.0 Sale contracts: Receiver <6 Months ($4.8 ) ($10.7 ) 5.3 ($800 ) 3M LIBOR 2.41% 10.0 Total Receiver ($4.8 ) ($10.7 ) 5.3 ($800 ) 3M LIBOR 2.41% 10.0 18